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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         U.S. Xpress Enterprises, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         U.S. Xpress Enterprises, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         U.S. XPRESS ENTERPRISES, INC.
                         -----------------------------

                               4080 Jenkins Road
                         Chattanooga, Tennessee 37421




April 3, 2000


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. to be held at 10:00 a.m., Eastern Daylight Time, Thursday, May 4, 2000, at the Company's Corporate Offices, 4080 Jenkins Road, Chattanooga, Tennessee. The matters to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, we urge you to sign, date and mail the enclosed proxy card promptly in the accompanying postage prepaid envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.


Sincerely,



/s/ Patrick E. Quinn
Patrick E. Quinn
Co-Chairman of the Board of Directors


/s/ Max L. Fuller
Max L. Fuller
Co-Chairman of the Board of Directors

                         U.S. XPRESS ENTERPRISES, INC.
                         -----------------------------

                               4080 Jenkins Road
                         Chattanooga, Tennessee 37421


                              ------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 4, 2000

                              ------------------

                                 April 3, 2000

To the Stockholders of U.S. Xpress Enterprises, Inc.:

The Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. (the "Company") will be held at 10:00 a.m., Eastern Daylight Time, Thursday, May 4, 2000, at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee, for the following purposes:

1.   Election of seven Directors for the coming year;

2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for 2000; and

3. Transaction of such other business that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The close of business on March 15, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

A copy of the U.S. Xpress Enterprises, Inc. Annual Report for the year ended December 31, 1999 is being mailed to stockholders with this Notice and Proxy Statement.

Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors.



/s/ Max L. Fuller

Max L. Fuller
Co-Chairman of the Board and Secretary

                         U.S. XPRESS ENTERPRISES, INC.
                         -----------------------------

                               4080 Jenkins Road
                         Chattanooga, Tennessee 37421

                             ____________________

                                Proxy Statement

                             ____________________

This proxy statement is being mailed to stockholders of U.S. Xpress Enterprises, Inc., a Nevada corporation (the "Company"), on or about April 3, 2000, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 10:00 a.m., Eastern Daylight Time, Thursday, May 4, 2000, at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee.

Solicitation of Proxies

The Company will bear the cost of solicitation of proxies and will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses in sending solicitation material to the beneficial owners of the Company's shares. In addition to soliciting proxies through the mail, proxies may also be solicited by officers and employees of the Company by telephone or otherwise.

Granting a proxy does not preclude the right of the person giving the proxy to vote in person, and a person may revoke his or her proxy at any time before it has been exercised, by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Class A Common Stock, $.01 par value (the "Class A Common Stock"), and Class B Common Stock, $.01 par value (the "Class B Common Stock"), is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.
At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

On all matters submitted to a vote of the stockholders at the Annual Meeting or any adjournment(s) thereof, each stockholder of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned and each stockholder of Class B Common Stock will be entitled to two votes for each share of Class B Common Stock owned of record at the close of business on March 15, 2000. The Class A Common Stock and Class B Common Stock vote together as a single class. The affirmative vote of a majority of the stockholders entitled to vote and represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors' nominees.

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted according to the recommendations of the Board of Directors as stated on the proxy. Shares covered by abstentions and broker non-votes, while counted for purposes of determining the presence of a quorum at the Annual Meeting, are not considered affirmative votes.

Management knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

Voting Securities And Principal Holders Thereof

On March 15, 2000, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding and entitled to vote 13,119,130 shares of Class A Common Stock and 3,040,262 shares of Class B Common Stock. The following table sets forth information regarding beneficial ownership of the Company's Class A and Class B Common Stock as of March 15, 2000, except as otherwise noted, with respect to
(i) each person known by the Company to own beneficially more than five percent of the outstanding shares of either class of common stock, (ii) each director and nominee, (iii) the Co-Chairmen of the Board and the three other most highly compensated executive officers who earned in excess of $100,000 during 1999, and
(iv) all directors and executive officers as a group:

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount and Nature of
                                                                                 Beneficial Ownership
                                                                            ------------------------------
       Name of Beneficial Owner                                                  Class A/(1)/   Class B     Percent/(1)(2)(3)/
     -------------------------------------------------------------------------------------------------------------------------------
       Patrick E. Quinn/(4)/                                                    2,315,855/(5)/  1,520,131          23.7

       Max L. Fuller/(4)/                                                       2,623,934/(6)/  1,520,131          25.6

       Capital Group International, Inc./(7)/                                   1,177,500             ---           7.3

       Dimensional Fund Advisors, Inc./(8)/                                       619,222             ---           3.8

       William K. Farris                                                           94,700             ---             *

       E. William Lusk, Jr.                                                        89,909             ---             *

       Ray M. Harlin                                                               38,022             ---             *

       A. Alexander Taylor, II                                                     10,934             ---             *

       Robert J. Sudderth, Jr.                                                      3,734             ---             *

       All Executive Officers and Directors as a Group (7 persons)              5,177,088       3,040,262          50.8
     -------------------------------------------------------------------------------------------------------------------------------

       * Less than 1% of the Class A and Class B Common Stock.

(1) Share amounts include shares issuable pursuant to stock options that are exercisable within 60 days of March 15, 2000 held by the following individuals: Mr. Farris - 58,020 shares, Mr. Lusk - 53,020 shares, Mr. Harlin - 22,000 shares, Mr. Sudderth - 1,200 shares and Mr. Taylor - 4,400 shares.

(2) Percentage reflects the aggregate number of shares of both Class A and Class B Common Stock.

(3) For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, the shares issuable pursuant to presently exercisable stock options held by such beneficial owner are deemed to be outstanding. Such options are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(4) The principal business address for Messrs. Quinn and Fuller is 4080 Jenkins Road, Chattanooga, Tennessee 37421.

(5) Does not include 400,000 shares of Class A Common Stock held by the Quinn Family Partnership, as to which shares Mr. Quinn disclaims beneficial ownership.

(6) Does not include 444,916 shares of Class A Common Stock held by the Fuller Family Partnership, as to which shares Mr. Fuller disclaims beneficial ownership.

(7) The principal business address of Capital Group International, Inc. is 11100 Santa Monica Boulevard, Los Angeles, CA 90025. The reported information is based upon the Schedule 13G filed by Capital Group International, Inc. with the Securities and Exchange Commission on February 10, 2000.

(8) The principal business address of Dimensional Fund advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The reported information is based upon the Schedule 13G filed by Dimensional Fund Advisors, Inc. on February 11, 2000.

Proposal 1: Election Of Directors

The Board of Directors consists of seven members. All directors are elected for one-year terms by the Company's stockholders and hold office until their successors are selected and duly qualified. Executive officers of the Company are appointed annually by the Board of Directors and serve at the Board's discretion.

If any nominee for election as a director is unable to serve, which the Board of Directors does not anticipate, the persons named in the proxy may vote for another person in accordance with their judgment. All of the nominees have previously served as directors of the Company. The names and ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based upon information received from them, are as follows:

                          Nominees for Directorships

[PICTURE  Patrick E. Quinn, 53, has served as Co-Chairman of the Board of the
APPEARS   Company since 1994 and President and Treasurer of the Company since
HERE]     1985. Director of the company since 1985.

[PICTURE  William K. Farris, 47, has served as Executive Vice President of
APPEARS   Operations of the Company and President of U.S. Xpress, Inc. since
HERE] 1996. Previously, Mr. Farris was Vice President of Operations from 1993 to 1996 and Vice President of Operations for Southwest Motor Freight, Inc., a former Company subsidiary, from 1991 to 1993. Director of the Company since 1994.

[PICTURE  E. William Lusk, Jr., 44, has served as Executive Vice President of
APPEARS   Marketing of the Company since 1996. Previously, Mr. Lusk was Vice
HERE] President of Marketing of the Company from 1991 to 1996 and Executive Vice President of U.S. Xpress, Inc., from 1987 to 1994. Director of the Company since 1994.

[PICTURE  A. Alexander Taylor, II, 46, has served as President and Chief
APPEARS Operating Officer of Chattem, Inc., a consumer products company, since HERE] 1998. Previously, Mr. Taylor was a partner with the law firm of Miller
          & Martin LLP since 1983. Mr. Taylor is a director of Chattem, Inc. and The Krystal Company, a quick-service restaurant company. Director of the Company since 1994.

[PICTURE  Max L. Fuller, 47, has served as Co-Chairman of the Board of the
APPEARS   Company since 1994 and Vice President and Secretary of the Company
HERE] since 1985. Mr. Fuller is a director of SunTrust Bank, Chattanooga, N.A. Director of the Company since 1985.

[PICTURE  Ray M. Harlin, 50, has served as Executive Vice President of Finance
APPEARS   and Chief Financial Officer of the Company since 1997. Previously, Mr.
HERE] Harlin served for 25 years in auditing and managerial positions, and as a partner, with Arthur Andersen LLP. Director of the Company since 1997.

[PICTURE  Robert J. Sudderth, Jr., 57, has served as Chairman and Chief
APPEARS   Executive Officer of SunTrust Bank, Chattanooga, N.A. since 1989. Mr.
HERE] Sudderth also is a director of SunTrust Service Corporation and The Dixie Group, Inc., a textile company. Director of the Company since 1998.

Directors' Meetings

The Board of Directors held four meetings during the year ended December 31, 1999.

Committees Of The Board Of Directors

The Board Of Directors has established an Audit Committee and a Compensation Committee. The functions of the Audit Committee are to meet with the independent public accountants of the Company; to review the audit plan for the Company; to review the annual audit of the Company with the accountants, together with any other reports or recommendations made by the accountants; to recommend whether the auditors should be continued as auditors of the Company and, if other auditors are to be selected, to recommend the auditors to be selected. The Audit Committee is also to review with the auditors for the Company the adequacy of the Company's internal controls and to perform such other duties as shall be delegated to the Committee by the Board of Directors. Messrs. Sudderth and Taylor serve as the members of the Audit Committee, with Mr. Taylor serving as Chairman.

The functions of the Compensation Committee are to recommend to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation of the senior executives of the Company, including reviewing the salaries of the senior executives; to recommend bonuses, stock options and other forms of additional compensation for them; to establish and review policies regarding management prerequisites and to perform such other duties as shall be delegated to the Compensation Committee by the Board. Messrs. Sudderth and Taylor serve as the members of the Compensation Committee.

The Audit Committee met three times and the Compensation Committee met one time during the year ended December 31, 1999.


Director Compensation

Directors who receive no other compensation from the Company receive a $10,000 annual retainer, $1,500 for each Board meeting attended, and $1,500 for each committee meeting that is not held in conjunction with a Board of Directors meeting. In accordance with the terms of the 1995 Non-Employee Directors Stock Award and Option Plan, each of the current non-employee directors has currently elected to receive shares of the Company's Class A Common Stock in lieu of cash compensation for their service on the Board. In addition, each non-employee director is granted options to purchase 1,200 shares of Class A Common Stock on the date he or she is elected or re-elected. Options are assigned an exercise price equal to the fair market value of the Company's Class A Common Stock as of the grant date and vest over a three-year period.

Certain Transactions

The information set forth herein briefly describes certain transactions between the Company and certain affiliated parties. The Company believes that the terms of these transactions are comparable to the terms that could be obtained from unaffiliated parties.

Messrs. Quinn and Fuller, together with the Quinn Family Partnership and the Fuller Family Partnership, own 100% of Paragon Leasing, a Tennessee general partnership ("Paragon"). Paragon purchases, sells and leases used tractors and trailers. In the year ended December 31, 1999, the Company paid Paragon $587,697 in rent for leased trailers.

Messrs. Quinn and Fuller, together with the Quinn Family Partnership and the Fuller Family Partnership, own approximately 45% of Transcommunications, Inc. ("Transcom"). Beginning in 1999, the Company began utilizing Transcom charge cards for over-the-road fuel purchases. The Company paid Transcom $1,572,268 for these services in 1999. Transcom also operates a debit card system that is marketed to, among others, truck drivers through which long distance phone calls and internet e-mail access can be debited to the customer's account. The Company purchases 30 minutes per month of telephone time per tractor for its drivers through Transcom, in lieu of reimbursing drivers for telephone expenses. Total payments by the Company to Transcom for these services in the year ended December 31, 1999 were $440,528.

Four terminals used by the Company during 1999 are owned by Q&F Realty, LLC, of which Messrs. Quinn and Fuller own 100% of the membership interests, and leased to the Company at, in management's opinion, fair market rent. In the aggregate, rental payments to these entities from the Company and its subsidiaries in the year ended December 31, 1999 were $868,439.

Substantially all of Messrs. Quinn and Fuller's business time is spent on the Company's business and affairs. In the case of each of the other companies in which Messrs. Quinn and Fuller own an interest, that company has other active, full-time management personnel who operate that Company's business.

The Company maintains a banking relationship with SunTrust Bank, Chattanooga, N.A. Robert J. Sudderth, Jr., director, is Chairman and Chief Executive Officer of such bank.

Compliance With Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of such ownership and monthly transaction reports covering any changes in such ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 1999, its executive officers, directors, and owners of more than 10% of the Company's Common Stock complied with all such applicable filing requirements.

Executive Compensation And Other Information

The following table sets forth information concerning compensation paid or accrued to the Co-Chairman of the Board and the three other most highly compensated executive officers of the Company for the twelve months ended December 31, 1999, the twelve months ended December 31, 1998, and the nine months ended December 31, 1997.

                          Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                                                        Annual             ---------------------------
                                                     Compensation                     Awards             Payouts
                                                  ------------------       ---------------------------   -------
                                                                           Restricted
                                                                             Stock           LTIP                         All Other
Name and                           Period         Salary       Bonus         Awards         Options/     Payouts        Compensation
Principal Position                 Ending          ($)       ($)/(1)/       (#)/(2)/        SARs(#)        ($)            ($)/(3)/
------------------------------------------------------------------------------------------------------------------------------------
Patrick E. Quinn                   12/31/99       500,000      37,500            ---            ---            ---         2,905
Co-Chairman, President             12/31/98       500,000       2,500            ---            ---            ---         2,425
and Treasurer                      12/31/97       384,615      15,262            ---            ---            ---         2,044

Max L. Fuller                      12/31/99       500,000      37,500            ---            ---            ---         2,082
Co-Chairman, Vice President        12/31/98       500,000       2,500            ---            ---            ---         1,957
and Secretary                      12/31/97       384,615      15,262            ---            ---            ---         1,781

Ray M. Harlin/(4)/                 12/31/99       235,000      18,764            ---            ---            ---         8,400
Executive Vice President-          12/31/98       198,462       3,103            ---          8,000            ---         8,400
Finance and Chief Financial        12/31/97       116,827         683         10,000         50,000            ---         4,200
Officer

William K. Farris                  12/31/99       210,000      12,438            ---            ---            ---         8,400
Executive Vice President-          12/31/98       179,231         ---            ---          8,000         26,028         8,400
Operations and President-          12/31/97       115,769       3,197            ---         10,000        106,800         6,300
U.S. Xpress, Inc.

E. William Lusk, Jr.               12/31/99       210,000      17,438            ---            ---            ---         8,400
Executive Vice President-          12/31/98       179,231       4,929            ---          8,000         52,825         8,400
Marketing                          12/31/97       115,800       7,072            ---         10,000        108,175         6,300
------------------------------------------------------------------------------------------------------------------------------------

(1) Amounts in the twelve-month period ended 12/31/99 represent the Company's contributions pursuant to the Company's incentive compensation plan $35,000, $35,000, $13,764, $12,438, and $12,438 for each of Messrs. Quinn,
     Fuller, Harlin, Farris and Lusk, respectively, and the Company's contributions to the 401(k) Plan of $2,500, $2,500, $5,000, and $5,000 for
     each of Messrs. Quinn, Fuller, Harlin, and Lusk, respectively. Amounts in the twelve-month period ended 12/31/98 represent the Company's contributions pursuant to the Company's 401(k) Plan of $2,500, $2,500, $3,103, and $4,929 for each of Messrs. Quinn, Fuller, Harlin, and Lusk, respectively. Amounts in the nine-month period ended 12/31/97 represent the Company's contributions pursuant to the Company's profit sharing plan of $13,339, $13,339, $683, $3,197 and $2,905 for each of Messrs. Quinn,
     Fuller, Harlin, Farris and Lusk, respectively, and the Company's contribution pursuant to the

     Company's 401(k) Plan of $1,923, $1,923, and $4,167 for each of Messrs. Quinn, Fuller, and Lusk, respectively.

(2) Mr. Harlin was granted 10,000 shares of restricted stock on July 3, 1997. The restrictions on one-fifth of these shares lapse at each of the first, second, third, fourth and fifth anniversary dates of issuance. All restricted shares are entitled to voting rights and to receive dividends, if any, as and when declared.

(3) Amounts in the twelve-month period ended 12/31/99 represent compensation for auto expenses of $1,365, $1,507, $8,400, $8,400 and $8,400 for each of
     Messrs. Quinn, Fuller, Harlin, Farris and Lusk, respectively, and life insurance premiums of $1,540 and $575 paid by the Company for Messrs. Quinn and Fuller, respectively. Amounts in the twelve-month period ended 12/31/98 represent compensation for auto expenses of $1,365, $1,507, $8,400, $8,400, and $8,400 for each of Messrs. Quinn, Fuller, Harlin, Farris and Lusk, respectively. Amounts in the nine-month period ended 12/31/97 represent compensation for auto expenses of $950, $1,317, $6,300, $6,300, and $5,400 for each of Messrs. Quinn, Fuller, Farris, Lusk, and Harlin, respectively, and life insurance premiums of $1,094 and $464 paid by the Company for Messrs. Quinn and Fuller, respectively.

(4) Mr. Harlin was appointed Executive Vice President - Finance of the Company in June, 1997.

Option Exercises And Holdings

The following table sets forth information with respect to the named executives concerning the exercise of options during the twelve months ended December 31, 1999 and unexercised options held as of December 31, 1999:

       Aggregated Exercises In Last Year And 1999 Year-End Option Values

-----------------------------------------------------------------------------------------------------------
                                                                                Value Of Unrestricted
                      Shares                Number Of Unrestricted Options       In-The-Money Options
                     Acquired     Value              At 12/31/99                      At 12/31/99
                    On Exercise  Realized     Exercisable / Unexercisable     Exercisable / Unexercisable
-----------------------------------------------------------------------------------------------------------
Patrick E. Quinn        --          --             --             --              --              --
Max L. Fuller           --          --             --             --              --              --
William K. Farris       --          --         58,020     /   12,001        $116,515      /    $   0
E. William Lusk, Jr     --          --         53,020     /   12,001        $103,240      /    $   0
Ray M. Harlin           --          --         22,000     /   36,000        $      0      /    $   0
-----------------------------------------------------------------------------------------------------------

Salary Continuation Agreement

Messrs. Quinn and Fuller have each entered into an agreement with the Company pursuant to which the Company is obligated, in the event of either of their deaths, to continue paying 50% of their current salary for a period of six months and, in the event of either of their disabilities, to continue paying their current salary in full for a period of twelve months and 50% of their current salary for an additional twelve months thereafter. The agreements also provide that Messrs. Quinn and Fuller will receive payments on account of personal guarantees of Company indebtedness if either of them or their estates personally guarantee any Company indebtedness.

Report Of The Compensation Committee Of The Board Of Directors

The Compensation Committee of the Board of Directors is responsible for establishing and recommending to the Board of Directors the Company's general compensation policies. The Compensation Committee also administers the Company's incentive stock plan and Xpress Savings 401(k) Plan. The Compensation Committee is composed of four members, all of whom are independent, non-employee directors. The Compensation Committee seeks to provide fixed and incentive compensation of the Company's executive officers that reflects each individual's performance and the Company's overall performance. Fixed compensation is designed to attract, motivate and retain executives committed to maximizing return to stockholders and be competitive with the compensation levels of executives holding comparable positions and having similar qualifications in comparable transportation companies and in companies of similar size. Incentive compensation is designed to provide rewards that are closely linked to the Company and individual performance and align the interests of the Company's employees with those of its stockholders. Incentive compensation is provided through the Company's incentive compensation plan, incentive stock plan, employee stock purchase plan and through existing stock options held by certain executive officers.

During the twelve months ended December 31, 1999, the fixed compensation level of the Co-Chairmen were reviewed by the Committee, and no increase was recommended. The Committee seeks to maintain strong incentives for the co-Chairmen to maximize financial performance. As holders of approximately 50% of the Company's common stock, Messrs. Quinn and Fuller have substantial incentives to maximize value to stockholders of the Company.

Submitted by the Compensation Committee of the Company's Board of Directors,

James B. Baker, Chairman
Robert P. Corker, Jr., Member
Robert J. Sudderth, Jr., Member
A. Alexander Taylor, II, Member


Company Performance

The following graph shows a comparison of cumulative total returns to stockholders of the Company, assuming reinvestment of dividends, for the period commencing on October 5, 1994, the date of the Company's initial public offering, including the last trading day of each succeeding quarter, and ending on the last trading day of 1999, with the return from: (i) the NASDAQ U.S. Index and (ii) an Index for NASDAQ stocks in the Trucking and Transportation Standard Industrial Classification.




                             [GRAPH APPEARS HERE]

Measurement Period             U.S.        NASDAQ         NASDAQ
(Fiscal Year Covered)         Xpress        U.S.      TRANSPORTATION
---------------------         --------     --------   --------------
Measurement Pt-
 10/5/1994                    $100          $100           $100

12/30/1994                    $ 82.14       $ 98.88        $ 95.05

 3/31/1995                    $ 65.18       $107.73        $ 99.57

 6/30/1995                    $ 60.71       $123.22        $108.51

 9/29/1995                    $ 63.39       $138.07        $111.40

12/29/1995                    $ 51.79       $139.75        $110.90

 3/29/1996                    $ 52.68       $146.29        $121.23

 6/28/1996                    $ 53.57       $158.21        $120.32

 9/30/1996                    $ 65.18       $163.85        $115.20

12/31/1996                    $113.39       $171.94        $122.41

 3/31/1997                    $100.00       $162.62        $120.58

 6/30/1997                    $141.07       $192.41        $138.02

 9/30/1997                    $142.86       $224.97        $162.38

12/31/1997                    $158.04       $210.68        $156.69

 3/31/1998                    $148.22       $246.57        $177.27

 6/30/1998                    $119.64       $253.34        $166.80

 9/30/1998                    $ 87.50       $228.78        $120.98

12/31/1998                    $107.14       $296.88        $140.96

 3/31/1999                    $ 83.04       $332.09        $134.01

 6/30/1999                    $ 76.34       $363.34        $157.22

 9/30/1999                    $ 41.52       $371.63        $140.74

12/31/1999                    $ 52.68       $536.34        $150.54

Proposal 2: Ratification Of Appointment Of Auditors

Upon the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants, to serve as the Company's auditors for the year ending December 31, 2000. Although stockholder ratification is not required by the Company's articles of incorporation or by-laws, or under applicable law, the Board of Directors requests stockholder ratification.

A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if he desires, and to respond to appropriate questions.


Stockholder Proposals

Proposals of stockholders intended to be presented at the 2001 Annual Meeting must be received by the Company not later than December 5, 2000, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Any such proposals, as well as any questions relating thereto, should be directed to Max
L. Fuller, Secretary, U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

April 3, 2000

U.S. XPRESS ENTERPRISES, INC.
       c/o EquiServe
       P.O. Box 9398
       Boston, MA 02205-9398
















                                  DETACH HERE
    Please mark
[x] votes as in
    this example.

You are urged to cast your vote by marking the appropriate boxes. PLEASE NOTE THAT UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

1.  The election of seven Directors for the ensuing year.
    Nominees:  (01) William K. Farris, (02) Max L. Fuller, (03) Ray M. Harlin,
    (04) E. William Lusk, Jr., (05) Patrick E. Quinn, (06) Robert J. Sudderth, Jr., (07) A. Alexander Taylor, II

                        FOR                       WITHHELD
                        ALL   [_]            [_]  FROM ALL
                     NOMINEES                     NOMINEES

  [_]
     --------------------------------------
     For all nominees except as noted above

2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for 2001.

                       FOR          AGAINST         ABSTAIN
                       [_]            [_]             [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided hereon. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature:                  Date:        Signature:                  Date:
          -----------------      ------            -----------------      ------

                                  DETACH HERE


                                     PROXY


                         U.S. XPRESS ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of U.S. XPRESS ENTERPRISES, INC. appoints Max L. Fuller and Patrick E. Quinn and each of them as proxies, with full power of substitution, to vote all of the shares of Class A and Class B Common Stock outstanding in the name of the undersigned at the Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. to be held at the Company's Corporate offices, 4080 Jenkins Road, Chattanooga, Tennessee at 10:00 a.m., Eastern Daylight Time, Thursday, May 4, 2000 and any adjournment or adjournments thereof, on all matters that may properly come before the Annual Meeting.


[SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       [SEE REVERSE
   SIDE]                                                                SIDE]